Diebold Nixdorf, Inc. Lender Presentation July 25, 2019

Use of non-GAAP Financial Information To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including non-GAAP results, adjusted diluted earnings per share, free cash flow/(use), net debt, EBITDA, adjusted EBITDA and constant currency results. The company calculates constant currency by translating the prior year results at the current year exchange rate. The company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the company and the non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures and working capital requirements. We are also providing EBITDA and adjusted EBITDA in light of our credit agreement and the issuance of our 8.5% senior notes due 2024. 1 | DIEBOLD NIXDORF

Forward-looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated adjusted revenue growth, adjusted internal revenue growth, adjusted diluted earnings per share and adjusted earnings per share growth. Statements can generally be identified as forward looking because they include words such as "believes," "anticipates," "expects," "could," "should" or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to assumptions, risks and uncertainties that may cause actual results to differ materially from those contemplated by such forward-looking statements. The factors that may affect the company's results include, among others: the ultimate impact of the appraisal proceedings initiated in connection with the implementation of the domination and profit and loss transfer agreement with Diebold Nixdorf AG and the merger squeeze-out of the remaining shareholders of Diebold Nixdorf AG; the ultimate outcome and results of integrating the operations of the company and Diebold Nixdorf AG; the ultimate outcome and results of integrating the operations of the company and former Diebold Nixdorf AG; the company's ability to successfully operate its strategic alliances in China; the changes in political, economic or other factors such as interest rates, currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations; the company’s reliance on suppliers and any potential disruption to the company’s global supply chain; changes in the company's relationships with customers, suppliers, distributors and/or partners in its business ventures; the impact of market and economic conditions on the financial services and retail industries, including any additional deterioration and disruption in the financial and service markets which could reduce our customer base and/or adversely affect our customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the acceptance of the Company's product and technology introductions in the marketplace; the capacity of the company's technology to keep pace with a rapidly evolving marketplace; competitive pressures, including pricing pressures and technological developments; the effect of legislative and regulatory actions; the company's ability to comply with government regulations; the impact of a security breach or operational failure on the company's business; the company's ability to successfully integrate acquisitions into its operations; the company's ability to achieve benefits from its cost-reduction initiatives and other strategic initiatives including its planned restructuring actions, as well as its business process outsourcing initiative; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the company's success in divesting, reorganizing or exiting non-core and/or non- accretive businesses; changes in the company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the company's ability to maintain effective internal controls; the company's ability to comply with debt covenants; the investment performance of the company's pension plan assets and significant changes in healthcare costs, including those that may result from government action; the amount and timing of repurchases of the company's common shares, if any; the company's ability to successfully amend and extend any or a portion of its senior secured revolving credit facility and term loan debt that matures in 2020; and other factors included in the company's filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018 and in other documents that the company files with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The company assumes no obligation to update any forward-looking statements, which speak only to the date of this document. 2 | DIEBOLD NIXDORF

Agenda & Today’s Speakers Introduction & Transaction Overview John Fiore Managing Director, J.P. Morgan Investment Highlights Gerrard Schmid CEO, Diebold Nixdorf DN Now Transformation Gerrard Schmid CEO, Diebold Nixdorf FinancialOverview Jeff Rutherford CFO, Diebold Nixdorf Q&A 3 | DIEBOLD NIXDORF

Situation Overview and Request from Lenders  Diebold Nixdorf, Inc. (“Diebold” or the “Company”) is seeking an amendment and tenor extension for its existing $500M revolver (“RC”) and $287M Term Loan A (“TLA”) due December 2020 to April 2022 (~16 months)  Offer for extending RC and TLA lenders o ~10% prepayment / commitment reduction on extended RC and TLA o Increased RC drawn pricing of L+425 bps and upfront fees of 25 bps on extended amounts (prior to commitment reduction) o Increased TLA pricing of L+475 bps and 99.00 OID  The Company is also seeking new money Term Loan A commitments o The new money TLA will be used to repay extending lenders and maintain Diebold’s existing liquidity to execute on its further operational and strategic initiatives o The new money TLA will be fungible with the extended TLA tranche (L+475 bps and 99.00 OID)  Amendment consent fees: 12.5 bps on existing TLA-1 and USD and EUR TLBs o RC and TLA lenders who decline to extend will remain in the existing RC and TLA until December 2020 and will retain existing pricing along with no pay-down or economics  Commitments and consents are due by 5:00pm ET Friday, August 2 nd with closing to occur the following week 4 | DIEBOLD NIXDORF

Transaction Overview

Sources & Uses and Pro Forma Capitalization, 80% extension

($ in millions)

Sources	Amount ($M)
Extended $360M Revolver due 2022	$92
Extended $207M Term Loan A due 2022	207
Incremental Term Loan A due 2022[1]	73
Total Sources	**$372**

Uses	Amount ($M)
Refinance Revolver due 2020	$92
Refinance Term Loan A due 2020	230
Cash to balance sheet	40
Estimated fees & expenses	10
Total Uses	**$372**

($M)	As of 6/30/19	xEBITDA[2]	Adjustments	Pro forma	xEBITDA[2]
Cash & cash equivalents and short-term investments	$273		*$40*	$313	
$500M Revolving Credit Facility due December 2020	115		*(115)*	-	
$287M Term Loan A due December 2020	287		*(287)*	-	
$100M non-extended Revolving Credit Facility due December 2020			*23*	23	
$57M non-extended Term Loan A due December 2020			*57*	57	
$360M extended Revolving Credit Facility due April 2022			*92*	92	
$207M extended Term Loan A due April 2022			*207*	207	
$73M incremental Term Loan A due April 2022[1]			*73*	73	
Term Loan A-1 due August 2022	634			634	
USD Term Loan B due March 2023	415			415	
EUR Term Loan B due March 2023	412			412	
Total Secured Debt	**$1,863**	**4.8x**		**$1,913**	**4.9x**
8.50% Senior unsecured notes due April 2024	400			400	
Other debt	18			18	
Total Debt[3]	**$2,281**	**5.9x**		**$2,331**	**6.0x**
Total Net Debt[3]	**$2,008**	**5.2x**		**$2,018**	**5.2x**
Market equity as of 7/23/19	769			769	
Total Capitalization	**$3,050**	**7.8x**		**$3,100**	**8.0x**
TTM adjusted EBITDA as of 6/30/19	**$389**			**$389**	

[1] Incremental Term Loan A represents new money need/raised in connection with transaction; will be included in/fungible with extended TLA due 2022

[2] Trailing twelve month adjusted EBITDA

[3] Principal value of debt (excludes ~$65M of unamortized deal fees)

6 | DIEBOLD NIXDORF

Sources & Uses and Pro Forma Capitalization, 100% extension

($ in millions)

Sources	Amount ($M)
Extended $450M Revolver due 2022	$115
Extended $258M Term Loan A due 2022	258
Incremental Term Loan A due 2022[1]	89
Total Sources	**$462**

Uses	Amount ($M)
Refinance Revolver due 2020	$115
Refinance Term Loan A due 2020	287
Cash to balance sheet	50
Estimated fees & expenses	10
Total Uses	**$462**

($M)	As of 6/30/19	xEBITDA[2]	Adjustments	Pro forma	xEBITDA[2]
Cash & cash equivalents and short-term investments	$273		*$50*	$323	
$500M Revolving Credit Facility due December 2020	115		*(115)*	-	
$287M Term Loan A due December 2020	287		*(287)*	-	
$450M extended Revolving Credit Facility due April 2022			*115*	115	
$258M extended Term Loan A due April 2022			*258*	258	
$89M incremental Term Loan A due April 2022[1]			*89*	89	
Term Loan A-1 due August 2022	634			634	
USD Term Loan B due March 2023	415			415	
EUR Term Loan B due March 2023	412			412	
Total Secured Debt	**$1,863**	**4.8x**		**$1,923**	**4.9x**
8.50% Senior unsecured notes due April 2024	400			400	
Other debt	18			18	
Total Debt[3]	**$2,281**	**5.9x**		**$2,341**	**6.0x**
Total Net Debt[3]	**$2,008**	**5.2x**		**$2,018**	**5.2x**
Market equity as of 7/23/19	769			769	
Total Capitalization	**$3,050**	**7.8x**		**$3,110**	**8.0x**
TTM adjusted EBITDA as of 6/30/19	**$389**			**$389**	

[1] Incremental Term Loan A represents new money need/raised in connection with transaction; will be included in/fungible with extended TLA due 2022
[2] Trailing twelve month adjusted EBITDA
[3] Principal value of debt (excludes ~$65M of unamortized deal fees)

7 | DIEBOLD NIXDORF

Summary of existing and proposed terms and conditions

	Summary existing terms and conditions	Proposed amendment provisions
Borrower	Diebold Nixdorf, Incorporated	*Same as existing*
Guarantors	Substantially all existing and future material domestic subsidiaries	*Same as existing*
Lead Arranger / Admin. Agent	JPMorgan Chase Bank, N.A.	*Same as existing*
Facilities / Tranche sizes (mm)	See tables below	See tables below
Tenor / Maturity	■ RC / TLA: ~1.6 years remaining / December 23, 2020 ■ TLA-1: ~3.1 years remaining / August 31, 2022 ■ USD TLB / EUR TLB: ~4.2 years remaining / November 6, 2023	■ RC / TLA: ~2.75 years remaining / April 30, 2022 ■ TLA-1: *same as existing* / August 31, 2022 ■ USD TLB / EUR TLB: *same as existing* / November 6, 2023
Amortization	■ TLA: no remaining amortization ■ TLA-1: 2.5% p.a., balance at maturity ■ USD / EUR TLB: 1.0% p.a., balance at maturity	*Same as existing*
Security	Secured by a first priority security interest in substantially all tangible and intangible assets (including capital stock of subsidiaries) of the Borrower and the Guarantors, including 65% of the total voting stock of each first tier foreign subsidiary subject to certain exceptions	*Same as existing*
Mandatory Prepayments	■ 100% of net cash proceeds from asset sales and certain debt offerings ■ 100% of mandatory prepayments related to asset sales subject to PF Total Net Leverage ratio of 2.5x ■ 50% ECF sweep, with step-downs to 25% and 0% at Total Net Leverage levels of 3.25x and 2.75x, respectively	*Same as existing*
RC/TLA pricing	See 2020 Pricing Schedule below ■ Lenders receive an Amendment Fee Rate equal to 1.25% p.a. with respect to funded RC, Swing Loans, LCs and TLAs and 0.15% p.a. with respect to undrawn RC commitments ■ Amendment Fee Rate is payable for quarterly periods when Total Net Leverage is ≥ 3.75x	See 2022 Pricing Schedule below ■ For extended tranches, 2022 Pricing Schedule applies ❑ Pricing held at Level 1 until delivery of June 30, 2020 financial statements ■ For non-extended tranches, no changes (2020 Pricing Schedule applies)
Conditions precedent	■ RC reduced to $500mm ($20mm permanent commitment reduction) ■ Optional prepayment of the TLA in an amount equal to $130mm ■ $100mm ratable repurchase of TLB for TLB lenders that consent at 99% of par	■ ~10% commitment reduction on extended RC and TLA
Financial Covenants[2] *(RC / TLA / TLA-1 only, TLB covenant-lite)*	■ RC / TLA / TLA-1 – Maximum Total Net Leverage Ratio of 7.00x starting at 6/30/18 stepping down to 6.50x on 6/30/20, stepping down to 6.25x on 12/31/20, stepping down to 6.00x on 6/30/21, stepping down to 5.75x on 12/31/21 and thereafter ■ RC / TLA / TLA-1 – Minimum Interest Coverage Ratio of 1.375x starting at 6/30/18 stepping up to 1.50x on 12/31/20, stepping up to 1.625x on 12/31/21 and thereafter	*Same as existing*
Other		■ Other amendment terms as laid out in draft documentation including modifications to incur additional Term Loan A

Facilities / Tranche sizes (mm) – Existing

Facility	Issuance amt.	Outstanding	Drawn margin
Revolver	$500	$115	L + 225.0bps
TLAs	$480	$287	L + 225.0bps
TLA-1	$650	$634	L + 925.0bps
TLB (USD)	$475	$415	L + 275.0bps
TLB (EUR)	€415	€362	E + 300.0bps

Facilities / Tranche sizes (mm) – Proposed

Facility	Issuance amt.	Outstanding	Drawn margin
Revolver	$450[1]	$115[1]	See below
TLAs	$347[1]	$347[1]	See below
TLA-1	*Same as existing*		
TLB (USD)	*Same as existing*		
TLB (EUR)	*Same as existing*		

2020 Pricing Schedule

Level	Total Net Leverage Ratio	Commitment Fee	Fully Drawn Pricing
I	> 3.75x	35.0bps	L + 225.0bps
II	> 3.00x but ≤ 3.75x	30.0bps	L + 200.0bps
III	> 2.25x but ≤ 3.00x	25.0bps	L + 175.0bps
IV	> 1.50x but ≤ 2.25x	20.0bps	L + 150.0bps
V	> 0.75x but ≤ 1.50x	17.5bps	L + 137.5bps
VI	≤ 0.75x	15.0bps	L + 125.0bps

2022 Pricing Schedule

Level	Total Net Leverage Ratio	Commitment Fee	Fully Drawn RC Pricing	Fully Drawn TLA Pricing
I	> 3.75x	50.0	L + 425.0bps	L + 475.0bps
II	> 3.00x but ≤ 3.75x	30.0	L + 200.0bps	L + 200.0bps
III	> 2.25x but ≤ 3.00x	25.0	L + 175.0bps	L + 175.0bps
IV	> 1.50x but ≤ 2.25x	20.0	L + 150.0bps	L + 150.0bps
V	> 0.75x but ≤ 1.50x	17.5	L + 137.5bps	L + 137.5bps
VI	≤ 0.75x	15.0	L + 125.0bps	L + 125.0bps

[1] Assumes 100% extension; [2] Financial covenants spring back to the levels in the existing credit agreement if certain other baskets are utilized beyond a certain level.

8 | DIEBOLD NIXDORF

Existing and Pro Forma Debt Maturity Schedules ($ in millions) $813 $792 $604 385 $400 115 594 schedule 287 $44 $26 Existing maturity maturity Existing 2019 2020 2021 2022 2023 2024 2025 80% extension 100% extension $1,244 $1,401 73 89 268 335 $792 92 115 $792 594 $400 594 $400 schedule $183 77 $44 $26 207 $44$26 $26 258 57 23 Pro Forma maturity Pro Forma maturity 2019 2020 2021 2022 2023 2024 2025 2019 2020 2021 2022 2023 2024 2025 Undrawn Revolving Credit Facility 1 Drawn Revolving Credit Facility 1 Term Loan A & DDTLA Term Loan A-1 EUR & USD Term Loan B Senior Notes 1 Drawn and undrawn capacity does not account for Letters of Credit outstanding under the Revolver 9 | DIEBOLD NIXDORF Incremental Term Other Uncommitted Debt

Timeline July 2019 August 2019 SMTWTFSSMTWTFS 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 Key transaction date 14 15 16 17 18 19 20 11 12 13 14 15 16 17 Bank holiday 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 31 Date Event  Diebold Nixdorf reports Q2 2019 earnings July 25, 2019  Launch transaction to public-side lenders August 2, 2019  Commitments and lender consents due by 5:00pm ET August 5, 2019  Allocate incremental Term Loan A August 6, 2019  Closing and effectiveness 10 | DIEBOLD NIXDORF

Key Investment Highlights

DN and Connected Commerce We are shaping the future of banking and shopping experiences Digital + Physical Always-On Operational Insightful & Personalized More than Excellence Experiences Omnichannel Single Function to DIY to Transactions to Microcosm to Seamless Journeys XaaS Connections Ecosystem Banking Retail • Branch Transformation • Checkout Automation • Mobile Banking • Store Lifecycle Management • Cash Cycle Management • Consumer Engagement & Loyalty Solutions • End-to-End Security • Digital Innovations • Consumer Centric Experiences • Storevolution 12 | DIEBOLD NIXDORF

Investment Highlights 1 Industry leader in Connected Commerce - #1 ATM footprint globally and #1 retail footprint in Europe 2 Critical partner in a key customer delivery channel for financial institutions and retail enterprises 3 Stable revenue outlook underpinned by recurring services/software business, solid backlog and launch of industry-leading ATMs (DN Series) 4 Targeting net leverage below 3.0x by end of 2021 5 Concrete DN Now levers are driving meaningful growth in profitability and free cash flow 13 | DIEBOLD NIXDORF

1 The Global Leader in Connected Commerce Largest global ATM installed #1 ATM multivendor monitoring #2 in European retail software #1 retail footprint in Europe 4 base 1 with 31% market share 1,2 software 3 license sales 5 AMERICAS RETAIL EURASIA BANKING BANKING 11% Software ~33% ~28% ~39% 52% Products of revenue of revenue of revenue 37% Services 1) Retail Banking Research (RBR) 2018, ATM Software Market – ibase 2017 2) RBR 2018, based on Global ATM Market and Forecasts to 2023 5) Global POS Software – POS software licenses iBase for General Merchandise mid-2018 3) RBR 2017, Global ATM market and forecasts to 2022 – ibase 2016 6) Annual revenue for the twelve months ended December 31, 2018 4) RBR 2018, based on Global ePOS and SCO 7) Segment revenue percentages are based on the twelve months ended December 31, 2018 14 | DIEBOLD NIXDORF

2 ATMs are a Critical Customer Delivery Channel for Banks

DN Banking Customers Market Drivers

CONTINUED DEMAND FOR PHYSICAL CURRENCY

- Cash and checks underpin ~$17 trillion of global transactions annually
- Approximately 43 billion US dollars and 23 billion euro notes in circulation
- Both US dollars and euros are growing at 4% – 6% CAGR

AUTOMATION IN THE BRANCH

- Automated deposit ATM shipments increased from 49% to 56% of total ATMs shipped worldwide in 2018

EXPANDING THE TRANSACTION SET

- Cardless cash withdrawals increased from 38% to 43% in 2018

FINANCIAL INCLUSION

- Expanding financial services to approximately 1.7 billion adults who do not have a bank account

DN is at the forefront of providing innovative solutions to financial institutions

Sources: Visa Inc. investor presentation, U.S. Federal Reserve and Statistical Data Warehouse, RBR analysis * for 32 major ATM markets; World Bank-Global Findex Database

15 | DIEBOLD NIXDORF

total ATM application software* 2 Key Partner to Financial Institutions Banking – Business at a Glance Ranked Resolving on the Serving nearly all #6 2018 >10M Financial of the customer calls #1 Insights each year in ATMs top 100 FinTech Ranking 3 installed Financial Institutions globally 1 Globally ~$3.3 >10,000 ~31% #1 Service Global market 2 ATM multivendor Technicians share for billion in annual revenue 4 monitoring ATMs software 5 Recent Wins 1) Retail Banking Research (RBR) 2018, ATM Software Market – ibase 2017 5) RBR 2017, Global ATM market and forecasts to 2022 – ibase 2016 2) RBR 2018, based on Global ATM Market and Forecasts to 2023 3) Financial Insights 2018 FinTech Rankings 4) As of December 31, 2018 16 | DIEBOLD NIXDORF

Retailers Are Investing to Meet Changing Customer Demands

DN Customers Market Drivers

CONSUMER CONNECTEDNESS HAS ALTERED EXPECTATIONS	CONTINUED IMPORTANCE OF THE PHYSICAL STORE	PERSONALIZATION AND CUSTOMER EXPERIENCE	CONNECTED COMMERCE
Consumers use of mobile phones[1] while in stores: ~58% for product research ~54% for price comparisons ~40% for coupons ~33% for retailer specific app	Physical stores are relevant in ~90% of global transactions[2] ~58% of retailers plan to increase spending on store design/layout[2]	~51% of retailers plan to increase spending on customer engagement / personalization[3]	~86% of retailers are investing in fulfillment across all channels[4] 67% of retailers plan to increase spend on security[5]

DN is at the forefront of providing innovative solutions to retailers

1) Retail Dive Consumer Survey, fielded by Google Survey
2) Edge PlanetRetail RNG;
3) RIS/IHL 16th Annual Store Experience Study
4) Zebra: Reinventing Supply Chain
5) 2018 Thales Data Threat Report

17 | DIEBOLD NIXDORF

2 Key Partner to Retail Enterprises Retail – Business at a Glance Over 24 Store Lifecycle of Top 25 1M MANAGEMENT 10 of 10 retailers EPOS Global Fortune 500 systems Unique global in Europe offering petroleum companies are our installed are Diebold Nixdorf customers worldwide #2 #2 customers #1 in Europe in in Retail Systems ~$1.3 1 retail software in Europe license sales 2 billion in annual revenue 3 Recent Wins 1) Retail Banking Research 2018, based on Global ePOS and SCO 3) As of December 31, 2018 2) Global POS Software – POS software licenses iBase for General Merchandise mid-2018 18 | DIEBOLD NIXDORF

Strong Recurring Revenue

ATM Service Contract Base[1] (in thousands)


625
626
622
Modest Growth
Q4-18
Q1-19
Q2-19
2021 Target

Line of sight on 2/3rd of revenue at start of fiscal year

Key expectations

- Modest increases in the Americas & EMEA, modest decreases in Asia
- Further differentiate services offering via Services Modernization Plan, DN Series and AllConnect Data Engine

TTM Service Renewal Rates[2,3]


>95%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
2021 Target

Leading global services offering supports >95% renewal rate

Key expectations

- Improved service levels achieved through Services Modernization Plan
- Greater focus on deal review processes
- DN Series uses advanced sensor technology (IoT) and machine learning to improve uptime

1) Contract base for cash-based products under second line maintenance or managed service contract
2) Calculated as total contract value (US$) of successful service renewals divided by total contract value (US$) of contracts up for renewal
3) Trailing 12-month calculation

19 | DIEBOLD NIXDORF

3 Industry Leading Software Portfolio Enables Competitive Moat Diebold Nixdorf software powers financial and retail institutions globally The industry’s first end-to-end connected commerce software portfolio VYNAMIC VYNAMIC VYNAMIC VYNAMIC VYNAMIC VYNAMIC DIGITAL CONNECTION TRANSACTION OPERATIONS ENGAGEMENT ANALYTICS Open, future proof POINTS ENGINE End-to-end support Personalization and Actionable retail and banking World leading self- Automation tools for your network customization tools intelligence from solutions for the service application to converge multichannel data modern era software channels 20 | DIEBOLD NIXDORF

4 Committed to Deleveraging


Net Leverage1
5.3x
~ 4.5x
< 3.0x
2018A
2019E
2021E

	2018A	2019E	2021E
Adj. EBITDA	$320M	$400M - $420M	~12% margin

1) Net debt to trailing 12-months adjusted EBITDA
2) From program inception through June 30, 2019

Accomplishments

- ✓ Suspended quarterly dividends
- ✓ Services Modernization Plan - increased Service GM% for four consecutive quarters
- ✓ New operating model - exited ~1,500 associates[2]
- ✓ Closed manufacturing facilities, exited Venezuela and CIT-Retail business in Europe
- ✓ Divested two non-core businesses
- ✓ Streamlined ATM configurations by 30%
- ✓ Announced office closures in Europe and Asia
- ✓ Assigned ownership for across-the-board reductions in 3rd party spend
- ✓ Streamlined certain finance functions
- ✓ Reduced discretionary IT projects and spending on legacy apps, global telecom spend and US storage costs
- ✓ Improved net working capital as a percent of trailing twelve month revenue from 22.8% to 17.7% YoY in Q2-19

Future Actions

- ➢ Continue execution of DN Now initiatives and harvesting net working capital
- ➢ Other non-core divestitures expected in coming quarters

21 | DIEBOLD NIXDORF

5 Outlook for 2019 & Targets for 2021 2019 Outlook 1 Revenue ~$4.5 billion Expectations for modest positive free cash flow 3,4 (in millions) Adjusted EBITDA 3 $400 – $420 million Adjusted EBITDA 1 mid-point $410 Net interest expense ($190) Net working capital $100 Adjusted EBITDA margin 1,3 ~9% Restructuring cash outflows ($120) Integration expense $0 Capital expenditures ($70) Cash taxes ($60) Other ($40) 2021 Targets 2 Annual revenue growth 2% – 4% Free cash flow 3 >$200 million Operating profit margin 3 ~9% Leverage ratio 3,5 < 3 times Adjusted EBITDA margin 3 ~12% ROIC 3,6 mid-teens 1) As of July 25, 2019 2) As of February 13, 2019 3) non-GAAP metric 4) Key expectations represent approximate amounts for 2019 5) Net debt to trailing 12-months adjusted EBITDA 6) Return on invested capital (ROIC) is defined as tax-affected non-GAAP operating profit divided by invested capital 22 | DIEBOLD NIXDORF

DN Now Transformation

DN Now Transformation  Committed management team: experienced team with broad operational expertise to drive results from DN Now transformation plans – DN continues to attract and retain strong leaders  Refreshing the Board: new members aligned with company strategy, challenges and opportunities  Seven of the twelve Directors have been added in the past 18 months; eleven of the twelve Directors are independent  Chairman Gary Greenfield brings a strong background in company transformations  Revenue stability: led by YoY cc growth in Americas Banking and Retail  Commitment to deleveraging: suspended dividends, increasing earnings, harvesting working capital, and divesting non-core assets  DN Now transformation: executing 14 initiatives designed to drive improved profitability and cash flow. Achieving meaningful savings in 1H-19 24 | DIEBOLD NIXDORF

DN Leadership Team Established industry veterans with deep experience and customer trust Gerrard Schmid President and Chief Executive Officer RETAIL AND BANKING SEGMENTS PRODUCT AND SERVICES GROUPS ENABLEMENT FUNCTIONS Octavio Marquez Neil Emerson Hermann Wimmer Ulrich Näher Alan Kerr Olaf Heyden Jeffrey Rutherford David Caldwell Jon Leiken Banking Banking Retail Systems Software and Services Finance Strategy & Corporate Legal Americas Eurasia Globa l Revenue Development Joined Diebold Nixdorf in the last 18 months Julian Sparks Beth Patrick Digital / IT Human 25 | DIEBOLD NIXDORF Resources

Actions to Deliver ~$400M Gross Savings by end of 2021

Gross Savings[1] ($ in millions)



DN Now gross savings increased to $400M per February 13, 2019 earnings release
$130
$70
$50
$150
$400
Operating Model
Services Modernization Plan
Simplify Product Portfolio
Further Reduction of G&A spend
DN Now Cost Savings
A
B
C
D

Implementation Stage

A **Streamlined operating model:**
- Global workforce aligned with demand
- More agile decision-making
- More efficient processes



B **Services modernization program:**
- Upgrading customer touchpoints
- Automating incident reporting and response
- Standardizing processes



C **Simplify product portfolio:**
- ~30% fewer ATM models
- Shorter lead times and reduced platform complexity
- Optimizing manufacturing footprint
- Launching new DN Series – next generation of banking solutions



D **Further reduction of G&A spend:**
- Leveraging shared services and automation for finance
- Optimizing legacy IT platforms and leveraging scale
- Rationalizing third party spend via procurement analytics
- Consolidating office space and a more agile work environment



1) All numbers are approximate

26 | DIEBOLD NIXDORF

A DN NOW Operating Model to Generate ~$130M Savings[1,2]

New Customer-Centric Model

- Began implementing in September, 2018
- Agreements reached with several European Works Councils
- Incents more agile decision-making & collaboration
- Workforce alignment benefits realized in Q4-18 and 1H-19



CUSTOMERS
EURASIA BANKING
AMERICAS BANKING
RETAIL
SOFTWARE
PRODUCTS
SERVICES
CENTERS OF EXCELLENCE
MARKETING | CUSTOMER SOLUTIONS | SALES EXCELLENCE | PROCESS
FINANCE | HR | STRATEGY | LEGAL

1) Expected annual cost savings of ~$130M savings through the year 2021
2) Savings target as of February 13, 2019

27 | DIEBOLD NIXDORF

B Services Modernization Plan Implementing a globally-consistent approach to Service delivery and management Actions Services Gross Margin 1 +490 bps 28% - 29% 26.0% 25.0% 24.7% 23.4% Accomplishments  Upgraded >20K customer touchpoints 21.1%  Connecting terminals AllConnect Data Engine  Value-based pricing based on age of ATMs  Improving service levels  Service Gross Margin expansion of ~490 bps YoY Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 2021 Target 1) non-GAAP 28 | DIEBOLD NIXDORF

DN NOW Simplify Product Portfolio and Launch DN Series™

Simplify Product Portfolio

- Reducing legacy terminals to streamline the supply chain and shorten lead times



30% reduction
40
28
< 10
Number of Terminals
2018
2019E
Future - DN Series

- Optimizing manufacturing footprint
  - ✓ Consolidation of sub-scale facilities
  - ✓ Shifting production to lower cost locations

Launch DN Series

- ✓ Improving ATM performance using advanced sensor technology, machine learning, and connecting terminals to the DN AllConnect Data Engine™
- ✓ Automating cash management via next generation cash recycling technology
- ✓ Integrating DN Vynamic™ software, interfaces with mobile devices & supports biometrics
- ✓ Streamlining supply chain - modular/upgradeable design
- ✓ Higher note capacity, processing power, & improved security in a smaller footprint
- ✓ Increasing flexibility for personalization and branding






Pilots underway with 18 customers

Fifth Third Bank, Santander, BNL Gruppo BNP Paribas, BanBajío, BanCoppel, Crédit Mutuel, Caja Piura, BBVA, ČSOB, CB Bank, BCP

29 | DIEBOLD NIXDORF

AllConnect Data Engine - A New Dimension in ATM Services

AllConnect Data Engine Approach

A data-driven system that integrates big data, machine learning and advanced analytics
When fully utilized, AllConnect Data Engine has the potential to reduce call rates by ~20%



Fault Monitoring
Smart Diagnostics
Locate Part
Locate Tech
Prescribe Action
Dispatch, Visit, Repair
Gained Availability
Out-of-Service
In-Service

Traditional Approach



Traditional Reactive Monitoring
Alert
Operator Notifies
1st Line Intervention
Escalate
2nd Line Intervention
1st Visit
Troubleshoot & Request Part
2nd Visit
Fix
Out-of-Service
In-Service

30 | DIEBOLD NIXDORF

D Further Reduction of SG&A Expenses Focus areas • Finance – leveraging shared services and making greater use of automation • Information Technology – optimizing legacy platforms and leveraging scale • Procurement – applying global spend analytics to consolidate and reduce third party spend • Real Estate – consolidating under-utilized offices and evolving to a more agile work environment Trailing 12 months Selling, General & Administrative Expense 1 $800 20.0% SG&A Expense ($M) SG&A as % of Revenue 19.0% $750 $722 $711 18.0% $699 $693 $700 $682 17.0% 15.9% 15.7% $650 15.3% 15.2% 16.0% 14.9% 15.0% $600 13% - 14% 14.0% $550 13.0% $500 12.0% Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 2021 1) non-GAAP Target 31 | DIEBOLD NIXDORF

DN NOW Improving Net Working Capital

Receivables

- Centralized collections governance
- Increased visibility and escalation of past due accounts
- Improved coordination with salesforce for account reviews

Inventory

- Clearer accountability for inventory management
- Targets established and regular management review
- Improved governance - all finished goods are linked to firm orders

Payables

- Implemented "no PO, no pay"
- Bi-monthly supplier payments
- Better enforcement of supplier terms
- Centralizing indirect spend and term negotiations

Net Working Capital as a percent of TTM Revenue[1,2]



24.0%
22.8%
24.0%
18.3%
19.1%
17.7%
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19

Q2-19 YoY improvements due to
- Improved inventory management
- Reduced spend

1) Net working capital equals the sum of the balance sheet balances for trade receivables and inventories less accounts payable
2) Trailing 12-month (TTM) calculated GAAP revenue

32 | DIEBOLD NIXDORF

DN NOW Initiatives, Timeline & Savings Target of ~$400 Million

2018A → 2019E → 2021E

- Streamline the operating model
- Simplify product portfolio & manufacturing footprint
- Implement services modernization plan
- Further reduction of SG&A expenses including global spend analytics & targets
- Improve net working capital
- Divesting non-core businesses

EXPECTED BENEFITS[1]

- ~$400M gross savings
- ~$100M source of cash in 2019
- Proceeds to be used to reduce debt

1) Cost reductions through the year 2021

33 | DIEBOLD NIXDORF

Financial Overview

Q2-19 Highlights Orders +5% YoY cc Revenue of $1.15B Adjusted EBITDA 1 of $107M Free Cash Use 1 of $16M  Americas Banking orders were • Revenue growth of 8% YoY in cc • Gross profit 1 improved by $54M in-line with year-ago period; excluding significant foreign YoY with significant margin continued growth in Windows currency headwinds expansion from all segments & 10 activity business lines  Americas Banking growth of  Eurasia Banking orders +14% YoY cc led by products • Operating profit 1 increased $69M increased led by activity in YoY mainly due to DN Now  Eurasia Banking +4% YoY cc Europe, Middle East and Africa primarily due to product growth • Adjusted EBITDA 1 expanded  Retail increased meaningfully in Europe, Middle East & Africa $66M YoY mainly due to DN Now due to accelerating self-  Retail growth of +6% YoY cc • Free cash use 1 improved 87% checkout unit growth and from products and software YoY, or $109M, due to improved software profitability and inventory management 1) non-GAAP 35 | DIEBOLD NIXDORF

Revenue by Business Line ($ in millions) Q2 2018 and Q2 2019 1H 2018 and 1H 2019 +6% cc +8% cc $2,170 $2,178 $1,106 $1,150 $242 $222 $114 -2% cc $123 -3% cc $742 $470 +20% cc $846 $389 +25% cc $1,186 -2% cc $1,110 $594 -1% cc $566 Q2-18 Q2-19 1H-18 1H-19 10% 11% 10% 11% 51% 49% 55% 54% 34% 39% 35% 41% Software Products Services Software Products Services 36 | DIEBOLD NIXDORF Note: Differences may occur due to rounding.

Q2-19 Profitability non-GAAP Gross Profit Gross Margin Operating Expense Op Ex as a % of Revenue +390 bps -200 bps $281 24.4% $221 $207 $Millions 20.0% $227 20.5% $Millions 18.0% Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Operating Profit Operating Margin Adj. EBITDA Adj. EBITDA Margin +590 bps +560 bps $74 $107 $Millions 6.4% 9.3% $Millions $5 0.5% $41 3.7% Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 Q2-18 Q2-19 37 | DIEBOLD NIXDORF Note: Differences may occur due to rounding.

Free Cash Flow Improvements  In Q2-19, free cash use decreased by Free Cash Flow $109M YoY to a use of $16M 2018 2019 + Higher adjusted EBITDA + Net working capital improvements + Lower integration payments ‒ Higher restructuring payments $250 ‒ Higher interest expense $ Millions $  In Q2-19, Unlevered cash flow was +$34M ($16) ($72)  For 1H-19, free cash use decreased by ($125) ($125) $200M YoY ($163)  For the trailing 12 months ended June 30, 2019 free cash flow was +$37M Q1Q2 Q3 Q4 Note: Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding. 38 | DIEBOLD NIXDORF

Liquidity and Capital Structure Capital Structure / Net Debt Debt Maturity Schedule $ Millions Dec 31, 2018 Jun 30, 2019 $1,000 Cash, cash equivalents, restricted cash & $492 $273 other ST investments (GAAP Measure) $750 Debt Instruments ($2,240) ($2,216) $287 Term Loan A3 Millions Net Debt (non-GAAP measure) ($1,748) ($1,943) $500 Undrawn revolver 1 $347 $357 $500 Revolver 3 $250 Net Debt to TTM adjusted EBITDA 2 ~5.5x ~5.0x $0 2019 2020 2021 2022 2023 2024 1) Includes ~$28M of letters of credit issued under the revolver 2) Net Debt to trailing 12-month calculated adjusted EBITDA 3) The company is initiating a process to amend and extend the Term Loan A and the Revolver. Both loans are currently scheduled to mature in December of 2020 39 | DIEBOLD NIXDORF

2019 Outlook 2019E Key expectations 2 + Growth in Americas Banking and Retail Total revenue – Decline in Eurasia Banking reflecting stability in EMEA and YoY declines in Asia ~$4.5B – Headwinds from foreign currency – Modest impact from divestitures + $175M savings from DN Now initiatives Adjusted EBITDA 1 $400 - $420M – $60M inflation & normalized compensation net of expected benefits from ~9% margin near-term divestitures – $25M of non-recurring benefits 3 Adjusted EBITDA 1 mid-point $410 Net interest expense ($190) Free cash flow 1 Modest Positive Net working capital $100 Restructuring cash outflows ($120) Integration expense $0 Capital expenditures ($70) Cash taxes ($60) Other ($40) 1) non-GAAP metrics 2) Key expectations represent approximate YoY changes versus Diebold Nixdorf 2018 results 3) Year-over-year changes to mark-to-market accounting and as well as bonus reversal benefits in 2018 40 | DIEBOLD NIXDORF

Q&A

Appendix

Q2-19 Segment Highlights

	Revenue ($M)		Operating Profit[1] ($M)	
Eurasia Banking		• Increased 4% YoY in cc excluding ~5% unfavorable currency impact • Strong products growth in EMEA partially offset by declines in Asia Pacific • Software down primarily from divestitures • Services down slightly in EMEA		• YoY increase driven by – Bidding discipline, mix and manufacturing efficiencies benefit gross product margins – Services modernization plan is benefitting gross services margins – DN Now initiatives reduce op expense – Currency headwind of $2M
Americas Banking		• Up +14% YoY in cc excluding ~1% unfavorable currency impact • Strong product growth YoY driven by Windows 10 upgrades and recycling • Services and software down slightly YoY		• YoY increase due to – Product revenue growth, gross margin expansion and reduced freight costs – Services modernization plan is benefitting gross services margins – DN Now initiatives lower operating expense
Retail		• Increased 6% YoY in cc excluding ~6% unfavorable currency impact • Products growth primarily in Europe • Services up slightly YoY inclusive of divestiture headwinds • Software modest growth YoY		• YoY increase from – Services modernization plan is benefitting gross services margins – Increasing software gross margin – Increasing product revenue – Currency headwind of $1M

+4% cc
$438
$430
Q2-18
Q2-19

$18
$39
Q2-18
Q2-19

+14% cc
$371
$420
Q2-18
Q2-19

($3)
$33
Q2-18
Q2-19

+6% cc
$298
$300
Q2-18
Q2-19

$6
$16
Q2-18
Q2-19

■ FX impact

1) Non-GAAP

43 | DIEBOLD NIXDORF

1H-19 Segment Highlights

Eurasia Banking

Revenue ($M)



0% cc
$873
$813
1H-18
1H-19

- Unchanged YoY in constant currency excluding ~7% currency headwind
- Strong products growth in EMEA, partially offset by declines in Asia Pacific
- Software down primarily from divested business YoY
- Services down slightly YoY

Operating Profit[1] ($M)



$38
$72
1H-18
1H-19

- YoY increase driven by
  - Bidding discipline and manufacturing efficiencies benefit gross product margins
  - Services modernization program benefits gross services margins
  - DN Now initiatives reduce op expense
  - Currency headwind of ~$7M YoY

Americas Banking

Revenue ($M)



+13% cc
$704
$783
1H-18
1H-19

- Increased ~13% YoY in constant currency excluding ~1% unfavorable impact from currency
- Strong product growth YoY driven by Windows 10 upgrades and recycling
- Software growth from higher product volume
- Services down slightly YoY

Operating Profit[1] ($M)



$2
$51
1H-18
1H-19

- YoY increase due to
  - Improving product revenue and gross margins due to mix and reduced freight costs
  - Services modernization program benefit to gross services margins
  - DN Now initiatives lower op expense

Retail

Revenue ($M)



+5% cc
$593
$583
1H-18
1H-19

- Increased 5% YoY in constant currency excluding ~7% unfavorable currency impact
- Products growth led by Europe
- Services down slightly YoY due to divestitures
- Software flat YoY

Operating Profit[1] ($M)



$16
$24
1H-18
1H-19

- YoY increase due to
  - Increased product revenue
  - Services modernization program benefit to gross services margins
  - Increasing software gross margin
  - DN Now initiatives reduce op expense
  - Currency headwind ~$3M YoY

■ FX impact

1) Non-GAAP

44 | DIEBOLD NIXDORF

Income Tax Items

~$60M projected cash tax primarily from non U.S. subsidiaries

Projected $60M of Cash Taxes for 2019

- Cash income taxes are paid at individual legal entities
- Net operating losses at certain legal entities can not be utilized to offset pre-tax income in profitable entities
- ~$50M relates to projected pre-tax income from profitable foreign legal entities
- ~$10M relates to impacts of the US tax reform, timing of creditable withholding taxes and prior year taxes paid in 2019

Main Drivers of GAAP ETR

- US GAAP effective tax rate is an expense on a projected loss primarily due to the following drivers:
  - ✓ The impacts of collapsing the Company's Barbados structure in Q1, which were required by lenders in conjunction with the Term Loan A-1 capital raise
  - ✓ Projected full year tax expense associated with the US tax reform
  - ✓ Other items including uncertain tax positions and the deductibility of certain expenditures related to our non-core divestiture activities

Main Drivers of Non-GAAP ETR

- Non-GAAP effective tax rate is built off of the GAAP rate and includes the following:
  - ✓ Restructuring and net non-routine items are recorded at a mid-20% blended rate
  - ✓ The Company recorded the Barbados collapse as a non-GAAP tax expense non-routine item in Q1 and related changes in estimate have been consistently reflected in the Q2 results

45 | DIEBOLD NIXDORF

Adjusted EBITDA Reconciliation

GAAP to non-GAAP $Millions

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019
Revenue (GAAP)	$1,103	$1,134	$1,123	$1,250	$4,609	$1,064	$1,106	$1,119	$1,290	$4,579	$1,028	$1,150
Net income (loss)	($55)	($24)	($33)	($103)	($214)	($66)	($128)	($245)	($128)	($566)	($132)	($55)
Income tax (benefit) expense	(23)	(37)	(1)	89	28	19	(30)	45	3	37	60	9
Interest income	(6)	(5)	(4)	(5)	(20)	(4)	(2)	(2)	(1)	(9)	(3)	(2)
Interest expense	31	32	28	27	117	26	28	45	55	155	51	50
Depreciation & amortization[1]	56	55	66	64	242	62	58	58	57	234	53	52
EBITDA	$3	$22	$56	$73	$153	$38	($73)	($99)	($14)	($148)	$30	$54
Share-based compensation	7	8	8	11	34	14	7	7	9	37	9	5
Foreign exchange gain (loss), net	3	5	(3)	(1)	4	1	3	(2)	0	2	(3)	5
Miscellaneous, net	(2)	0	1	(0)	(1)	0	3	2	(0)	4	1	0
Equity in earnings (loss) of unconsolidated subsidiaries, net	0	(2)	0	(7)	(8)	(1)	(1)	(3)	18	13	0	0
Restructuring and DN Now transformation expenses	13	14	17	5	49	4	2	38	21	65	15	25
Non-routine expenses, net[2]	47	23	41	24	136	6	100	150	90	347	12	17
Adjusted EBITDA	$72	$70	$121	$105	$368	$62	$41	$93	$124	$320	$65	$107
Adjusted EBITDA % GAAP revenue	6.5%	6.2%	10.8%	8.4%	8.0%	5.8%	3.7%	8.3%	9.6%	7.0%	6.3%	9.3%

Trailing 12-month Adjusted EBITDA

	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Revenue (GAAP)	$4,571	$4,542	$4,539	$4,579	$4,543	$4,587
Net income (loss)	($225)	($329)	($541)	($566)	($632)	($559)
Income tax (benefit) expense	71	77	123	37	78	117
Interest income	(17)	(14)	(12)	(9)	(8)	(8)
Interest expense	113	109	126	155	180	201
Depreciation & amortization[1]	248	251	242	234	226	220
EBITDA	$188	$93	($61)	($148)	($156)	($29)
Share-based compensation	41	39	38	37	32	30
Foreign exchange gain (loss), net	2	1	2	2	(2)	0
Miscellaneous, net	1	4	4	4	5	3
Equity in earnings (loss) of unconsolidated subsidiaries, net	(10)	(9)	(12)	13	15	16
Restructuring and DN Now transformation expenses	40	28	49	65	76	99
Non-routine expenses, net[2]	95	172	281	347	353	269
Adjusted EBITDA	$358	$329	$301	$320	$323	$389
Adjusted EBITDA % GAAP revenue	7.8%	7.2%	6.6%	7.0%	7.1%	8.5%

Adjusted EBITDA outlook for 2019 of $400 million - $420 million

With respect to the company's non-GAAP adjusted EBITDA outlook for 2019, it is not providing a reconciliation to the most directly comparable GAAP financial measure because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude the future impact of restructuring actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, net income calculated and presented in accordance with GAAP. Please see "Use of Non-GAAP Financial Measures" for additional information regarding our use of non-GAAP financial measures.

1) Deferred financing fees have been removed from depreciation and amortization.
2) Net non-routine expenses excludes the Wincor Nixdorf purchase accounting adjustments, which are included in depreciation and amortization.
Note: Differences may occur due to rounding.

46 | DIEBOLD NIXDORF

SG&A Expense Reconciliation

GAAP to non-GAAP $Millions

	Q1-17	Q2-17	Q3-17	Q4-17	2017	Q1-18	Q2-18	Q3-18	Q4-18	2018	Q1-19	Q2-19
Revenue (GAAP)	$1,103	$1,134	$1,123	$1,250	$4,609	$1,064	$1,106	$1,119	$1,290	$4,579	$1,028	$1,150
Total SG&A (GAAP)	$247	$237	$209	$241	$934	$228	$220	$216	$222	$886	$228	$222
Restructuring and DN Now Transformation Expenses	8	2	3	8	21	1	3	29	0	33	14	23
Non-Routine Expenses	49	40	44	43	175	38	36	35	44	153	33	29
Total Restructuring, DN Now Transformation & Non-Routine Expenses	58	42	46	51	197	40	39	64	44	187	47	52
Total SG&A (non-GAAP)	$189	$195	$163	$190	$737	$188	$181	$152	$178	$699	$182	$170
non-GAAP SG&A % GAAP revenue	17.2%	17.2%	14.5%	15.2%	16.0%	17.7%	16.3%	13.6%	13.8%	15.3%	17.7%	14.8%

TTM[1] SG&A Expense Reconciliation

	Q1-18	Q2-18	Q3-18	Q4-18	Q1-19	Q2-19
Revenue (GAAP)	$4,571	$4,542	$4,539	$4,579	$4,543	$4,587
Total SG&A (GAAP)	$915	$898	$905	$886	$886	$888
Restructuring and DN Now Transformation Expenses	14	15	41	33	46	65
Non-Routine Expenses	165	161	153	153	148	141
Total Restructuring, DN Now Transformation & Non-Routine Expenses	179	176	194	187	194	207
Total SG&A (non-GAAP)	$736	$722	$711	$699	$693	$682
non-GAAP SG&A % GAAP revenue	16.1%	15.9%	15.7%	15.3%	15.2%	14.9%

1) Trailing 12-month
Note: Differences may occur due to rounding

47 | DIEBOLD NIXDORF

Operating Profit – Segment View $Millions Q1-18 Q2-18 Q3-18 Q4-18 2018 Q1-19 Q2-19 Eurasia Banking 20 18 44 68 150 34 39 Americas Banking 5 (3) 2 14 17 18 33 Retail 10 6 18 13 47 8 16 Total Operational Segments $35 $20 $64 $95 $214 $60 $87 Corporate (17) (15) (8) (12) (52) (33) (13) Restructuring and DN Now Transformation Expenses (4) (2) (38) (21) (65) 7 11 Non-Routine Expenses (37) (130) (178) (115) (460) (59) (77) Total Restructuring, DN Now Transformation & Non-Routine Expenses (41) (132) (217) (135) (525) (52) (67) Total Diebold Nixdorf (GAAP) ($24) ($127) ($160) ($52) ($363) ($24) $7 48 | DIEBOLD NIXDORF Note: Differences may occur due to rounding.

Q2 2019 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Restructuring and Wincor Nixdorf DN Now Divestitures purchase Other 2019 % of Net transformation Legal / deal and fixed Acq. accounting Inventory non-routine 2019 % of Net (GAAP) Sales expenses expense asset sale integration adjustments provision inc/exp (non-GAAP) Sales Services 566.0 49.2% - - - - - - - 566.0 49.2% Products 470.1 40.9% - - - - - - - 470.1 40.9% Software 114.0 9.9% - - - - - - - 114.0 9.9% Total Revenue 1,150.2 100.0% - - - - - - - 1,150.2 100.0% Services 144.2 25.5% 0.6 - - - - (0.2) 2.5 147.1 26.0% Products 99.3 21.1% 0.0 - - - 1.6 (4.6) - 96.3 20.5% Software 33.7 29.6% 2.0 - - - 1.8 - - 37.5 32.8% Total Gross Profit 277.2 24.1% 2.6 - - - 3.4 (4.8) 2.5 280.9 24.4% Operating Expenses Selling, G & A 222.0 (22.8) (6.8) - (1.4) (21.0) - - 170.0 R , D & E 36.1 0.2 - - - - - - 36.3 (Gain)/Loss on Assets 11.8 (0.1) - (11.0) - - - - 0.6 Impairment of Assets - - - - - - - - - Total Operating Expense 269.9 23.5% (22.8) (6.8) (11.0) (1.4) (21.0) - - 206.9 18.0% Total Operating Profit (loss) 7.3 0.6% 25.4 6.8 11.0 1.4 24.4 (4.8) 2.5 74.0 6.4% 49 | DIEBOLD NIXDORF Note: Differences may occur due to rounding.

Q2 2018 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Restructuring and Wincor Nixdorf DN Now Divestitures purchase Other 2018 % of Net transformation Legal / deal and fixed Acq. accounting Inventory non-routine 2018 % of Net (GAAP) Sales expenses Impairment expense asset sale integration adjustments provision inc/exp (non-GAAP) Sales Services 593.5 53.7% - - - - - - - - 593.5 53.7% Products 389.3 35.2% - - - - - - - - 389.3 35.2% Software 122.8 11.1% - - - - - - - - 122.8 11.1% Total Revenue 1,105.6 100.0% - - - - - - - - 1,105.6 100.0% Services 123.4 20.8% (0.4) - - - 1.1 - 0.8 0.3 125.1 21.1% Products 62.8 16.1% (0.5) - - - 0.0 3.4 0.3 - 66.0 17.0% Software 31.5 25.6% 0.2 - - - - 3.8 0.1 0.0 35.5 28.9% Total Gross Profit 217.7 19.7% (0.7) - - - 1.1 7.2 1.1 0.3 226.6 20.5% Operating Expenses Selling, G & A 219.9 (3.1) - (0.5) - (13.3) (22.3) - - 180.7 R , D & E 40.6 0.1 - - - - - - - 40.7 (Gain)/Loss on Assets 0.8 - - (1.0) 0.2 - - - - (0.0) Impairment of Assets 83.1 - (83.1) - - - - - - - Total Operating Expense 344.3 31.1% (3.0) (83.1) (1.6) 0.2 (13.3) (22.3) - - 221.4 20.0% Total Operating Profit (loss) (126.6) -11.5% 2.2 83.1 1.6 (0.2) 14.5 29.4 1.1 0.3 5.3 0.5% 50 | DIEBOLD NIXDORF Note: Differences may occur due to rounding.

1H 2019 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Restructuring and Wincor Nixdorf DN Now Divestitures purchase Other 2019 % of Net transformation Legal / deal and fixed Acq. accounting Inventory non-routine 2019 % of Net (GAAP) Sales expenses expense asset sale integration adjustments provision inc/exp (non-GAAP) Sales Services 1,110.2 51.0% - - - - - - - 1,110.2 51.0% Products 845.8 38.8% - - - - - - - 845.8 38.8% Software 222.2 10.2% - - - - - - - 222.2 10.2% Total Revenue 2,178.3 100.0% - - - - - - - 2,178.3 100.0% Services 277.6 25.0% 1.9 - - - - (0.3) 2.5 281.7 25.4% Products 183.0 21.6% 0.1 - - - 3.2 (8.1) - 178.2 21.1% Software 60.7 27.3% 2.2 - - - 3.6 - - 66.5 29.9% Total Gross Profit 521.3 23.9% 4.2 - - - 6.8 (8.4) 2.5 526.4 24.2% Operating Expenses Selling, G & A 450.4 (36.4) (16.2) - (1.0) (42.2) - (3.0) 351.6 R , D & E 73.0 0.1 - - - - - - 73.1 (Gain)/Loss on Assets 15.1 (0.1) - (14.4) - - - - 0.6 Impairment of Assets - - - - - - - - - Total Operating Expense 538.5 24.7% (36.4) (16.2) (14.4) (1.0) (42.2) - (3.0) 425.3 19.5% Total Operating Profit (loss) (17.1) -0.8% 40.6 16.2 14.4 1.0 49.0 (8.4) 5.5 101.1 4.6% 51 | DIEBOLD NIXDORF Note: Differences may occur due to rounding

1H 2018 Profit & Loss Statement Reconciliation GAAP to non-GAAP ($Millions) Restructuring and Wincor Nixdorf DN Now Divestitures purchase Other 2018 % of Net transformation Legal / deal and fixed Acq. accounting Inventory non-routine 2018 % of Net (GAAP) Sales expenses Impairment expense asset sale integration adjustments provision inc/exp (non-GAAP) Sales Services 1,185.8 54.7% - - - - - - - - 1,185.8 54.7% Products 741.7 34.2% - - - - - - - - 741.7 34.2% Software 242.3 11.2% - - - - - - - - 242.3 11.2% Total Revenue 2,169.8 100.0% - - - - - - - - 2,169.8 100.0% Services 257.7 21.7% 1.1 - - - 2.1 - 1.7 0.4 263.1 22.2% Products 130.9 17.6% 0.1 - - - 0.0 6.8 0.6 (3.7) 134.7 18.2% Software 67.5 27.9% 0.6 - - - - 7.7 0.6 0.0 76.3 31.5% Total Gross Profit 456.1 21.0% 1.8 - - - 2.1 14.5 2.9 (3.3) 474.2 21.9% Operating Expenses Selling, G & A 447.7 (4.4) - (0.8) - (27.5) (46.1) - (0.1) 368.7 R , D & E 82.3 0.1 - - - - - - - 82.4 (Gain)/Loss on Assets (6.9) - - (1.0) 8.0 - - - - 0.1 Impairment of Assets 83.1 - (83.1) - - - - - - - Total Operating Expense 606.2 27.9% (4.3) (83.1) (1.9) 8.0 (27.5) (46.1) - (0.1) 451.2 20.8% Total Operating Profit (loss) (150.1) -6.9% 6.1 83.1 1.9 (8.0) 29.7 60.6 2.9 (3.1) 22.9 1.1% 52 | DIEBOLD NIXDORF Note: Differences may occur due to rounding

Free Cash Flow Reconciliation from Continuing Operations
($Millions)

	1Q-17	2Q-17	3Q-17	4Q-17	2017	1Q-18	2Q-18	3Q-18	4Q-18	2018	1Q-19	2Q-19	Jun-YTD 2018	Jun-YTD 2019	2019 Outlook
Net cash provided by (used in) operating activities - continuing	($66)	($119)	($50)	$272	$37	($142)	($114)	($115)	$268	($104)	($57)	($11)	($257)	($68)	~$100
Capital expenditures - continuing	(12)	(14)	(15)	(28)	(69)	(20)	(10)	(10)	(18)	(59)	(15)	(6)	(31)	(20)	~(70)
Free cash flow (use) (non-GAAP measure)	($78)	($134)	($65)	$245	($32)	($163)	($125)	($125)	$250	($163)	($72)	($16)	($287)	($88)	~$30
Add Back: GAAP P&L Interest Expense	(31)	(32)	(28)	(27)	(117)	(26)	(28)	(45)	(55)	(155)	(51)	(50)	(54)	(101)	
Unlevered Free cash flow (use) (non-GAAP measure)	($47)	($101)	($37)	$271	$85	($137)	($96)	($80)	$305	($8)	($21)	$34	($233)	$13	

TTM Free Cash Flow[1]

	1Q-18	2Q-18	3Q-18	4Q-18	1Q-19	2Q-19
Net cash provided by (used in) operating activities - continuing	($39)	($34)	($100)	($104)	($19)	$85
Capital expenditures - continuing	(78)	(74)	(68)	(59)	(53)	(48)
Free cash flow (use) (non-GAAP measure)	($117)	($108)	($168)	($163)	($72)	$37
Add Back: GAAP P&L Interest Expense	(113)	(109)	(126)	(155)	(180)	(201)
Unlevered Free cash flow (use) (non-GAAP measure)	($4)	$1	($42)	($8)	$108	$238

1) Trailing 12-month
Note: Differences may occur due to rounding

53 | DIEBOLD NIXDORF

Enhancement to Collateral

Enhanced collateral as required by credit agreement's covenant reset triggers

Equity Conversion & Pledge Intercompany Promissory Notes	Converted ~$0.9B of prior equity investments to intercompany loans which support collateralization. Pledged ~$1.2B of DN US intercompany promissory notes with DN Germany and DN Switzerland
Control Agreements	Executed control agreement on material bank accounts in US
Perfect IP Security	Perfected security interest in material US-owned intellectual property assets registered in 13 countries *(3 in process)*. Executed collateral assignment agreement with respect to US / Germany joint IP development agreement
Additional Equity Pledge & Perfection	Pledged additional 35% equity interest for a total of 100% equity pledge in material 1st tier subsidiaries. Obtained local law perfection of pledges *(Switzerland in process)*

54 | DIEBOLD NIXDORF

Contacts

Diebold Nixdorf

Jeff Rutherford
Chief Financial Officer
O: 330-490-6857
E: jeffrey.rutherford@dieboldnixdorf.com

Jonathan Leiken
Chief Legal Officer
O: 330-490-4450
E: jonathan.leiken@dieboldnixdorf.com

Steve Wolgamott
Assistant Treasurer
O: 330-490-6713
E: steve.wolgamott@dieboldnixdorf.com

Steve Virostek
Investor Relations
O: 330-490-6319
E: steve.virostek@dieboldnixdorf.com

J.P. Morgan, Leveraged Finance Origination

John Fiore
Managing Director
O: 312-732-2028
E: john.h.fiore@jpmorgan.com

Tim Lynch
Vice President
O: 312-732-1784
E: timothy.r.lynch@jpmorgan.com

Caleigh Tully
Associate
O: 312-732-6364
E: caleigh.tully@jpmorgan.com

Michael Zazzara
Analyst
O: 212-270-9564
E: michael.a.zazzara@jpmorgan.com

J.P. Morgan, Leveraged Finance Distribution

Chris Bonner
Managing Director
O: 212-270-4553
E: chris.bonner@jpmorgan.com

Patrick Griffin
Managing Director
O: 312-732-7137
E: patrick.t.griffin@jpmorgan.com

Marco Prono
Executive Director
O: 212-270-7563
E: marco.m.prono@jpmorgan.com

J.P. Morgan, Technology Investment Banking

Matthew Seiter
Managing Director
O: 415-315-8824
E: matthew.v.seiter@jpmorgan.com

Bronson Kolde
Associate
O: 415-315-5921
E: bronson.kolde@jpmorgan.com

Jamie Moon
Associate
O: 415-315-8875
E: jamie.moon@jpmorgan.com

J.P. Morgan, Technology Credit Risk

David Gibbs
Managing Director
O: 212-622-8612
E: david.gibbs@jpmorgan.com

Phillip Martin
Managing Director
O: 312-732-4728
E: phil.martin@chase.com

Caitlin Stewart
Executive Director
O: 512-479-2120
E: caitlin.r.stewart@jpmorgan.com

Simpson Thacher & Bartlett, Lenders' Counsel

Patrick Ryan
Partner
O: 212-455-3463
E: pryan@stblaw.com

Dan Kay
Partner
O: 212-455-3286
E: dkay@stblaw.com

Robyn Cho
Associate
O: 212-455-2463
E: robyn.cho@stblaw.com

55 | DIEBOLD NIXDORF

Supplement: Industry Overview & Customer References

Physical Currency Plays a Vital Role in the Global Economy Cash and checks underpin Physical currency growth ~$17 trillion of global transactions of 4 – 6% CAGR 50 Euro US$ 45 43.4 41.6 39.8 40 38.1 Europe 36.4 34.5 North 35 33.0 ~$3.5T 31.3 America 29.5 30 ~$3.2T Central Asia 25 Europe, Middle 22.6 ~$6.1T 21.4 East & Africa 20.2 20 18.9 Billions Billions of notes circulation in 17.5 Latin ~$2.4T 15.7 16.5 14.9 America 15 14.2 ~$1.8T 10 5 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Visa analysis of 2016 data from Oxford Economics, Nilson Report, Euromonitor, Haver Analytics, UK Card Source: U.S. Federal Reserve and Statistical Data Warehouse Association, Central Bank of the Russian Federation, Norges Bank, Swiss National Bank, Bank of Thailand, Reserve Bank of Australia, Federal Reserve, Statistics New Zealand, Saudi Arabia Monetary Agency and Central Bank of Ireland. 57 | DIEBOLD NIXDORF

Key Banking Trends in the United States ATMs & Online Banking Are the Most Popular From 2010 - 2017, large publicly-traded banks: Ways to Access Bank Accounts 100% – reduced the number of branches by 2.4% annually 81% 80% 77% 80% – maintained the total number of ATMs in use 60% 51% 40% – increased ATMs per branch from 2.1 to 2.4 28% 20% 0% Source: Annual Reports from Bank of America, BB&T, Citigroup, Citizens Financial Group, Fifth Third ATM Online Banking Branch Teller Mobile Banking Telephone Bancorp, JP Morgan Chase, PNC Bank, Regions Bank, SunTrust Banks, U.S. Bancorp and Wells Fargo. Source: Federal Reserve, Credit Suisse estimates for 2017 Banking ATM Transactions Mirror Bi-weekly Paycheck Cycle 2.5 2017 2018 2.0 1.5 Millions Millions Transactions of 1.0 0.5 January February March April May June Source: Diebold Nixdorf information from a top 10 financial institution in the United States 58 | DIEBOLD NIXDORF

ATM Trends by Geographic Region Number of Bank Branches Value of Cash Withdrawals 1.07 1.06 World -1.0% $13.0 $13.0 World +0.1% EMEA -3.1% EMEA +2.7% Americas -1.5% Americas -1.7% Millions Asia Pacific +0.5% Billions US$ Asia Pacific -0.6% 2017 2018 2017 2018 Installed Base of ATMs by Region Installed Base of ATMs by Deployer Market Share of Installed Base 3.3 3.2 World -1.3% 3.3 3.2 World -1.3% = # 1 EMEA +0.7% Independent ATM Others Deployers -2.5% 31% Americas -0.4% Millions Millions Banks -1.1% Asia Pacific -2.9% 2017 2018 2017 2018 2018 Source: RBR 2019, Global ATM Market and Forecasts to 2024 59 | DIEBOLD NIXDORF Claudia Kopp / Market Intelligence / 08 July 2019

Cash Withdrawal and ATM Shipment Forecasts Volume of Cash Withdrawals and 3-year CAGR ATM Shipment Forecast and 3-year CAGR 95.4 94.7 World -0.2% 310 302 World -0.9% EMEA -0.2% EMEA -2.1% Americas +0.2% billion Americas -2.2% Thousands Asia Pacific -0.4% Asia Pacific +0.6% 2019E 2022E 2019E 2022E Source: RBR 2019, Global ATM Market and Forecasts to 2024 60 | DIEBOLD NIXDORF Claudia Kopp / Market Intelligence / 08 July 2019

ePOS Trends by Geographic Region Number of Retail Outlets Total Banner Sales World +6.7% $7.69 $8.20 1.92 1.96 World +2.3% EMEA +6.9% EMEA +1.7% Americas +3.3% Americas +1.4% Millions Trillions Asia Pacific +12.0% Asia Pacific +4.4% 2017 2018 2017 2018 Source: Edge Retail Insight Source: Edge Retail Insight Installed Base of ePOS by Region Installed Base of ePOS by Customer Market Share of Installed Base 2018 14.3 14.6 World +2.2 % Tier 1 retailers employ >5,000 POS EMEA +1.1% Large supermarkets/hypermarkets 9% Smaller Tier 2 retailers employ 1,000 – 5,000 POS Companies Americas +1.6% Millions Inter-National store networks Asia Pacific +4.1% Tier 3 retailers employ <1,000 POS Specialty stores 9% 2017 2018 Source: RBR 2019, Global EPOS and Self-Checkout Source: Diebold Nixdorf segmentation Source: RBR 2019, Global EPOS and Self-Checkout 61 | DIEBOLD NIXDORF Elisabeth Neumann / Market Intelligence / 08 July 2019

Total Banner Sales, ePOS & SCO Shipment Growth to 2022E Total Banner Sales and CAGR ePOS & SCO Shipment Forecast and CAGR 2.42 World +6.6% 2.28 World +2.1% $9.4 $10.0 $10.6 $8.7 EMEA +4.8% EMEA +2.3% Americas -1.0% Millions Trillions Americas +4.7% Asia Pacific +2.8% Asia Pacific +11.0% 2019E 2020E 2021E 2022E 2019E 2022E Source: Edge Retail Insight Source: RBR 2019, Global EPOS and Self-Checkout 62 | DIEBOLD NIXDORF Elisabeth Neumann / Market Intelligence / 08 July 2019

Banking Customer References

	KeyBank	DBS BANK	Garanti	bankdata	مصرف الراجحي Al Rajhi Bank
WHO	▪ ~1,100 branches ▪ HQ in North America	▪ 280 branches across 50 Asian cities ▪ HQ in Singapore	▪ 14.5 million customers across > 950 branches ▪ HQ in Turkey	▪ IT solutions provider for 11 Danish banks ▪ HQ in Denmark	▪ Largest Islamic bank with > 1000 locations ▪ HQ in Saudia Arabia
WHAT	▪ 1,400 ATMs w/Vista Terminal Application SW ▪ DN Vynamic View ▪ DN Vynamic Transaction Automation ▪ DN Vynamic Engagement	▪ Cash recycling systems ▪ Automated teller safes ▪ DN Vynamic View & Cash Management	▪ Cash recycling systems ▪ DN Vynamic Portfolio ▪ Total Implementation Services	▪ DN AllConnect Fleet Management Services ▪ DN Vynamic Security	▪ Custom self-service kiosks ▪ Biometric authentication
WHERE		▪ Asia Pacific	▪ EMEA	▪ EMEA	▪ EMEA
BENEFITS	▪ New transaction functionality ▪ Flexibility & integrations with in-house systems ▪ Improved operational tools and visibility	▪ Transformed branch cash ecosystems ▪ 10% YOY cost reductions ▪ Customer complaints reduced by 90% since 2012	▪ Omnichannel portfolio integration with self-service ▪ Optimized analytics & remote resolutions drive efficiency ▪ SPOC for delivery & installation	▪ Outsourced management of ~460 multivendor systems ▪ Proactive responses for terminal availability ▪ Software updates via remote distribution	▪ Improved customer experience with reduces line queues ▪ Routine transactions migrated to self-service ▪ Reduced costs per transaction

63 | DIEBOLD NIXDORF

Retail Customer References

	Shell	TESCO	IKEA	Triumph	Quick Service Restaurant
WHO	▪ Leading petroleum company ▪ active in 80+ countries	▪ Food & General Merchandise Retailer ▪ HQ in UK	▪ Home furnishing products ▪ HQ in Sweden	▪ Fashion Retailer with multi-national focus ▪ HQ in Switzerland	▪ Quick Service Restaurant active in +100 countries ▪ HQ in USA
WHAT	▪ Store Lifecycle Management ▪ Retail Cash Management	▪ 50,000 EPOS systems ▪ Store Lifecycle Management	▪ 14,000 EPOS & SCOs ▪ Retail Cash Management ▪ Store Lifecycle Management	▪ > 850 EPOS incl. peripherals ▪ Vynamic™ Retail Software ▪ Store Lifecycle Management	▪ New self-service kiosks ▪ Store Lifecycle Management
WHERE	▪ EMEA ▪ Asia Pacific ▪ Americas	▪ EMEA ▪ Asia Pacific	▪ EMEA ▪ Asia Pacific ▪ Americas	▪ EMEA ▪ Asia Pacific	▪ EMEA ▪ Asia Pacific ▪ Americas
BENEFITS	▪ **Increased security**, less robberies ▪ **Added customer services** (e.g. cash withdrawals) ▪ **Higher efficiency** due to process automation	▪ **Significant savings** from process automation/optimization ▪ **Rapid expansion** in new countries enabled by global service delivery	▪ **Automation** of store, checkout, and cash management processes ▪ **Lower project costs** thanks to one end-to-end solution partner	▪ **One-stop-shop** provider to simplify processes ▪ Maintaining a **long-term relationship** ▪ **Seamless shopper experience**	▪ Better **consumer experience** ▪ **Higher sales** – orders are ~15% higher on average ▪ **Higher efficiency** due to process automation

64 | DIEBOLD NIXDORF